CONVERTIBLE DEBENTURES	12 Months Ended
Mar. 31, 2026
Convertible Debentures [Abstract]
CONVERTIBLE DEBENTURES	CONVERTIBLE DEBENTURES
On June 30, 2025, the Company entered into a securities purchase agreement (the “SPA”) with High Trail Special Situations LLC (“High Trail”), pursuant to which the Company agreed to issue to High Trail up to $500,000 of unsecured convertible debentures (the “Convertible Debentures”). The sale and issuance of Convertible Debentures with a principal amount of $50,000 was completed on June 30, 2025 (the "Initial Issuance Date").

The Convertible Debentures had a two-year term (the “Convertible Debenture Term”). On closing, the Company pre-paid guaranteed interest of $5,500, equal to 11% of the principal for the Convertible Debenture Term (the equivalent of 5.5% per annum). Upon the occurrence of an event of default, interest would have increased to 18% per annum on the outstanding principal balance.

Subject to the terms of the SPA and the Convertible Debentures, High Trail was entitled to convert the principal amount and accrued and unpaid interest, if any, in whole or in part, from time to time, into Common Shares at a conversion price per Common Share equal to the lower of (a) $10.92, which is equal to 130%
VWAP of the Common Shares on the day prior to the Initial Issuance Date or (b) the VWAP of the Common Shares during the five trading days immediately prior to conversion.

The Company, in its sole discretion, could prepay any outstanding amount under the Convertible Debentures, in whole or in part, in cash by providing High Trail with advance written notice prior to such prepayment. The prepayment was to include, (i) if paid during the first year after closing, a 5% premium on the amount of the prepayment or (ii) if paid during the second year after closing, a 3% premium on the amount of the prepayment.

The terms of the Convertible Debentures restricted the conversion of Convertible Debentures by High Trail if such a conversion or exercise would cause High Trail, together with any affiliate thereof, to beneficially own in excess of 4.99% of the number of Common Shares outstanding immediately after giving effect to such conversion.

The Convertible Debentures qualified as a hybrid financial instrument under IFRS 9. The embedded conversion feature did not meet the ‘fixed-for-fixed’ criterion under IAS 32, and therefore the instrument did not qualify for any equity classification, until conversion occurred. Additionally, the embedded derivative could not be separated from the host contract due to the interdependence of their contractual cash flows. As a result, in accordance with IFRS 9 – Financial Instruments, the entire instrument was classified as a financial liability at fair value through profit or loss ("FVTPL"). The liability was therefore measured at fair value at each reporting date, with any changes in fair value recognized in profit or loss.

The fair value of the Convertible Debentures was determined using a valuation model that incorporates observable inputs such as the risk free interest rate, stock volatility, and the price per Common Share, as well as certain unobservable inputs including forecasted share price and five day VWAP, expected timing and amount of conversions that will occur over the course of the Convertible Debenture Term. The Company used a Monte Carlo simulation to forecast the price per Common Share throughout the conversion period. On the Initial Issuance Date, the fair value of the Convertible Debentures was determined to be $45,700 (the "Fair Value"). Key assumptions used in determining the Fair Value include a discount rate of approximately 20% and volatility of approximately 67.5%. The net cash received on issuance was $44,500 (the "Transaction Price"), representing the principal amount of $50,000 less pre-paid guaranteed interest of $5,500. The difference between the Fair Value and the Transaction Price resulted in a deferred day 1 loss of $1,200, which was unrecognized on the Initial Issuance Date. The day 1 loss is not recognized at initial recognition because the Fair Value of the Convertible Debentures is based on a valuation technique where not all the inputs are observable. This deferred day 1 loss is recognized in net loss over time, to the extent that it arises from changes in factors that market participants would consider when pricing the Convertible Debentures, such as the passage of time and the conversion of the Convertible Debentures into Common Shares. The subsequent changes in fair value, including the recognition of the deferred day 1 loss, were recognized in the consolidated statements of loss and comprehensive loss as “Fair value loss on financial instruments”.

In connection with the issuance of the Convertible Debentures, the Company incurred debt issuance costs of $2,917, which is composed of placement agent fees, advisory fees and other professional fees directly attributable to the issuance of the Convertible Debentures. The debt issuance costs have been expensed as incurred in accordance with IFRS 9 for financial liabilities that are measured at FVTPL and are presented in the consolidated statements of loss and comprehensive loss as "Debt issuance costs".
During the year ended March 31, 2026, High Trail converted portions of the Convertible Debentures with aggregate principal amounts $29,850 less issuance costs of $35 for which the Company issued 4,584,856 Common Shares at an average conversion price of $6.5106 which represented the VWAP of the Common Shares for the five trading days immediately prior to each conversion. Consistent with IFRS 9, each conversion was accounted for as an extinguishment of the related portion of the liability, with the derecognized principal recognized in equity, and are non-cash transactions for purposes of the consolidated statements of cash flows.

On November 3, 2025, the Company repaid the remaining outstanding balance of the Convertible Debentures. The Company paid a total of $22,765 which included repayment of the remaining principal of $20,150, as well as early repayment fees of $2,615. The withholding taxes of $492 owed to the Company by High Trail was also settled upon repayment of the principal and early repayment fees. The early repayment fees are recorded in the consolidated statements of loss and comprehensive loss as “Other loss”. The repayment was accounted for as an extinguishment of the liability at FVTPL, and the difference between the carrying fair value and the cash consideration paid was recognized in profit or loss. As a result of the repayment, the Convertible Debentures were fully extinguished and derecognized as at March 31, 2026.

As a result of the change in fair value during the year ended March 31, 2026, the Company recognized a fair value loss of $5,500 in the consolidated statements of loss and comprehensive loss as “Fair value loss on financial instruments”. The change in fair value includes the recognition of the deferred day 1 loss of $1,200 for the year. As at March 31, 2026, the deferred day 1 loss was fully recognized in net loss.

The continuity of Convertible Debentures for the year ended March 31, 2026 is as follows:

$
Balance as at March 31, 2025	—
Convertible Debentures issued, net of prepaid interest	44,500
Convertible Debentures converted	(29,850)
Convertible Debenture repaid	(20,150)
Change in fair value	5,500
Balance as at March 31, 2026	—
The Convertible Debentures were classified as a Level 3 financial instrument in the fair value hierarchy under IFRS 13.